EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. Section
As Adopted to Section 906 of the Sarbanes-Oxley Act of 2002

I, Richard H. Roberson, Chief Financial Officer and Principal Financial Officer of Geos Communications, Inc. (the “Company”), do hereby certify in accordance with 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.
The Quarterly Report on Form 10-Q of the Company for the three months ended March 31, 2010 (the “Periodic Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §§78m or 78o(d)); and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2010

By:	/s/ Richard H. Roberson

Richard H. Roberson
Chief Financial Officer
(Principal Financial Officer)